EXHIBIT 10.3
                                                                    ------------

CERTIFICATE
No. ISO -____

                          JAVELIN PHARMACEUTICALS, INC.

                                OPTION AGREEMENT
                            (INCENTIVE STOCK OPTION)

                        THIS STOCK OPTION IS GRANTED TO:

Name ______________________________________________________("Optionee" or "you")

in accordance with and pursuant to the terms of the 2005 Omnibus Stock Incentive Plan (the "Plan") of Javelin Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "we"), and as set forth in this Option Agreement.

    The Plan is incorporated by reference and shall be considered part of this Option Agreement. A copy of the Plan is attached hereto as Exhibit A. Because this Option Agreement covers just the basic terms of your Stock Option, you should carefully review the Plan in order to fully understand your rights and the restrictions regarding the Stock Option granted to you. Defined terms used in this Option Agreement without definition shall have the meanings ascribed to them in the Plan. In the event of any discrepancy between the terms of the Option Agreement and the Plan, the terms of the Plan shall govern.

    The terms of your Stock Option include the following:

    1. Grant. On ___________ (the "Grant Date"), we hereby grant to you a Stock Option under the Plan to purchase all or any part of an aggregate of __________ shares (the "Option Shares") of our Common Stock, $0.001 par value (the "Common Stock"), at an exercise price of $_____ per share (the "Exercise Price"). The number of Option Shares and/or the Exercise Price are subject to adjustment in accordance with the terms and conditions set forth in the Plan.

    2. Incentive Stock Option. This Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    3. Exercise. This Stock Option, to the extent vested, shall expire at 5:00 p.m., New York time, ____ ( ) years after the Grant Date, subject to earlier termination of the Stock Option and the Option Agreement, by reason of your termination of employment or other events, as provided in Section 14 of the Plan.

    4. Vesting. You shall have the right to exercise this Stock Option only to the extent of the Option Shares you are then vested in, subject to accelerated vesting as determined by the Committee, and subject further to cessation of vesting upon your termination of employment, all as otherwise as provided for in the Plan. Your vesting schedule is as follows:

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          NUMBER OF OPTION SHARES                 DATE VESTED AND EXERCISABLE
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    Immediately prior to our entry into a definitive agreement for a Corporate
Transaction, the occurrence of a Change of Control or the commencement of a Hostile Takeover, any of your Option Shares outstanding but not vested of the first to occur of the foregoing events shall become fully and immediately vested and exercisable, and shall remain exercisable under their expiration, termination or cancellation pursuant to the terms of the Plan.

    5. Manner of Exercise. This Stock Option, to the extent vested and exercisable, may be exercised by delivering to the Company (a) written notice of exercise in substantially the form of the Exercise Letter attached hereto as Exhibit B, and (b) full payment of the aggregate Exercise Price as to all Option Shares you are then acquiring under the Stock Option. Your Exercise Letter shall state the election to exercise the Stock Option, the number of Option Shares with respect to which the Stock Option is being exercised, and such other representations and agreements as may be required by the Company. The Stock Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Letter accompanied by payment of the aggregate Exercise Price. The notice of exercise, once given, shall be irrevocable. Upon exercise of all or part of the Stock Option, the number of Option Shares subject to this Option Agreement shall be reduced by the number of Option Shares with respect to which such exercise is made.

    You must tender payment of the aggregate Exercise Price by cash, certified check or cashier's check, unless we have permitted you to make payment by some other means. As soon as reasonably practicable after our receipt of your Exercise Letter and payment, we shall issue to you a stock certificate for your exercised Option Shares; provided, however, that no Option Shares shall be issued pursuant to the exercise of the Stock Option unless such issuance and exercise comply with the requirements relating to the administration of the Plan under applicable U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted.

    6. Restrictions on Transfer. You may not transfer or assign this Option Agreement and the Stock Option granted herein except to the extent provided in
Section 8 of the Plan. The Stock Option shall be exercised only by you, subject to certain rights of your legal representative, as provided in the Plan. Any transfer or attempted transfer by you of the Option Agreement or the Stock Option in violation of this Section or the Plan may cause termination of the Stock Option as to the unexercised Option Shares thereunder.

    7. No Implied Rights. Nothing contained in this Option Agreement or in the Plan shall (i) confer on you any right with respect to the terms of or continuation of your employment with the Company, or to interfere with the right of the Company to terminate your employment at any time, with or without cause, or (ii) give you any rights as to dividends or other rights (including voting


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rights) of a stockholder with respect to the Option Shares except as to Option
Shares for which you duly acquired upon exercise hereunder.

    8. Interpretation. The interpretation, construction, performance, and enforcement of this Option Agreement and of the Plan shall lie within the sole and absolute discretion of the Compensation Committee of the Board of Directors of the Company. Its determination shall be conclusive and binding on you, and shall be given the maximum deference permitted by law.

    9. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws provisions.

    10. Taxes. We are not making any representations to you, by way of this Option Agreement or otherwise, with respect to the actual tax consequences of your grant or exercise of this Stock Option or any subsequent disposition of the Common Stock acquired under this Stock Option. You agree to make appropriate arrangements with the Company for the satisfaction of all federal, state, local, and foreign income and employment tax withholding requirements applicable to the Stock Option. You acknowledge and agree that the Company may refuse to honor the exercise and refuse to deliver the Option Shares if such withholding amounts, if required, are not delivered at the time of exercise.

11. Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between you and us with respect to the Stock Option granted herein.

                                         JAVELIN PHARMACEUTICALS, INC.


                                         By: _________________________
                                             Name:
                                             Title:

    The undersigned hereby acknowledges receipt of the foregoing Option Agreement and a copy of the Plan, and agrees to be bound by all of the terms and conditions herein and therein with respect to the Stock Option granted herein.

OPTIONEE:


______________________________
Signature


______________________________
Print Name


______________________________
Address (Street)

______________________________
(City, State, Zip Code)

______________________________
Social Security Number

Dated:________________________

                                                                       EXHIBIT B
                                                                       ---------
                               _________ __, 20__

Javelin Pharmaceuticals, Inc.
130 West 42nd Street
12th Floor
New York, NY  10036

       Re:  Exercise Letter
            ---------------

Gentlemen:

    1. Exercise of Option. Pursuant to the terms of the 2005 Omnibus Stock Incentive Plan (the "Plan") of Javelin Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Option Agreement dated ____________, the undersigned ("Optionee") elects to exercise Optionee's Stock Option to purchase ________ shares (the "Option Shares") of the Common Stock, $0.001 par value, of the Company, at an exercise price of $____ per Option Share.

    2. Delivery of Payment. The Optionee herewith delivers to the Company the full purchase price of the Option Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Stock Option.

    3. Representation. In the event the Option Shares are not presently registered under the Securities Act of 1933 as amended (the "Securities Act"), the Optionee represents that he/she is purchasing the Option Shares for investment and is aware the resale or other transfer of the Option Shares are subject to certain restrictions under the Securities Act, including having restrictive legends placed on the certificate for the Option Shares. The Optionee also represents that he/she is aware of the business and prospects of the Company and also of the economic and market risks and the tax consequences in purchasing and holding the Option Shares.

    4. Registration. The Option Shares purchased hereby should be registered as follows:

______________________________              _____________________________
(Name)                                      (Address)

______________________________              _____________________________
(Social Security No.)
Submitted by:                               Accepted by:

OPTIONEE:                                   JAVELIN PHARMACEUTICALS, INC.

______________________________              _____________________________
Signature                                   Signature

______________________________              _____________________________
Print Name                                  Print Name

______________________________              _____________________________
                                            Title

______________________________              _____________________________
Address                                     Date Received


                                      B-1